UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 6, 2016
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)

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DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
On May 6, 2016, The AES Corporation (the “Company”) entered into an Amendment No. 1 (the “Amendment No. 1”) to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013, among the Company and various lending institutions (the “Existing Credit Agreement”) that amends the Existing Credit Agreement (as so amended by the Amendment No. 1, the “Credit Agreement”). The Credit Agreement adjusts the terms and conditions of the Existing Credit Agreement, including the following changes:

•	the final maturity date of the revolving credit loan facility is extended to July 26, 2021 from July 26, 2018; and

•	the undrawn fee applicable to the revolving credit loan facility is based on the credit rating assigned to the loans under the Credit Agreement, with pricing currently at 0.375%, a 0.125% decrease.
The aggregate commitment for the revolving credit loan facility remains $800 million. The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.

On May 9, 2016, The AES Corporation (“AES” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2016. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein. Such information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant.
The discussion contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure.

On May 9, 2016, AES issued a press release announcing its financial results for the quarter ended March 31, 2016 and its most recent guidance. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein. Such information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Safe Harbor Disclosure

This news release contains forward-looking statements within the meaning of the Securities Act and of the Exchange Act. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and rates of return consistent with prior experience.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7: Management’s Discussion & Analysis in AES’ 2015 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any Stockholder who desires a copy of the Company’s 2015 Annual Report on Form 10-K dated on or about February 23, 2016 with the SEC may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Form 10-K may also be obtained by visiting the Company’s website at www.aes.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description

10.1
Amendment No. 1, dated as of May 6, 2016, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof and Citibank, N.A., as Administrative Agent and Collateral Agent.

99.1        Press Release issued by The AES Corporation, dated May 9, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	May 9, 2016	By:	/s/ Thomas M. O’Flynn
		Name:	Thomas M. O’Flynn
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1
Amendment No. 1, dated as of May 6, 2016, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof and Citibank, N.A., as Administrative Agent and Collateral Agent.

99.1        Press Release issued by The AES Corporation, dated May 9, 2016